UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2014

Hurco Companies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-9143	35-1150732
(Commission File Number)	(IRS Employer Identification No.)

One Technology Way Indianapolis, Indiana	46268
(Address of Principal Executive Offices)	(Zip Code)

(317) 293-5309

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

Effective March 13, 2013, the Board of Directors of the Company appointed Sonja K. McClelland to the office of Vice President, Secretary, Treasurer and Chief Financial Officer. Ms. McClelland had been the Corporate Controller, Assistant Secretary and Principal Accounting Officer. In recognition of the greater responsibilities assumed in connection with her promotion, Ms. McClelland was awarded a one-time $68,000 bonus. Otherwise, her compensation arrangements were not changed as a result of her promotion.

On March 14, 2014, Hurco Companies, Inc. issued a press release announcing the foregoing management change. A copy of a press release is filed as an exhibit to this report and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on March 13, 2014. The shareholders:

•	elected all eight of the Company's nominees for director to serve until the next Annual Meeting of Shareholders;
•	approved, on an advisory basis, the compensation for the Company's named executive officers as disclosed in the proxy statement; and
•	appointed Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending October 31, 2014.

Shares were voted on these proposals as follows:

Election of Directors:	Number of Votes FOR	Number of Votes WITHHELD	Non- Votes	Abstentions
Robert W. Cruickshank	5,242,856	58,064	753,751	--
Michael Doar	5,228,772	72,148	753,751	--
Philip James	5,255,344	45,576	753,751	--
Michael P. Mazza	5,259,115	41,805	753,751	--
Andrew Niner	5,256,536	44,384	753,751	--
Richard Porter	5,255,532	45,388	753,751	--
Janaki Sivanesan	5,260,025	40,895	753,751	--
Ronald Strackbein	5,256,400	44,520	753,751	--

	For	Against	Non- Votes	Abstentions
Advisory vote to approve executive compensation:	5,147,839	108,220	753,751	44,861

	For	Against	Non- Votes	Abstentions
Appointment of public accounting firm:	6,005,990	42,042	--	6,639

Item 7.01	Regulation FD Disclosure.

On March 14, 2014, Hurco Companies, Inc. issued a press release announcing payment of a cash dividend of $0.07 per share of common stock.

A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

99.1	Appointment of an officer press release dated March 14, 2014.

99.2	Dividend press release dated March 14, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2014

HURCO COMPANIES, INC.

By: /s/ Sonja K. McClelland

Sonja K. McClelland, Vice President, Secretary,

Treasurer and Chief Financial Officer

EXHIBIT INDEX

99.1	Appointment of an officer press release dated March 14, 2014.

99.2	Dividend press release dated March 14, 2014